Exhibit 99.1

© 2015 WIDEPOINT CORPORATION. ALL RIGHTS RESERVED. NYSE MKT: WYY “Protecting & Managing the Mobile Needs of a Global Workforce” LD Micro Main Event PRESENTED BY: Steve L. Komar, CEO DATE: December 7, 2016

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 : This presentation may contain forward - looking information within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended (the Exchange Act), including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things : (i) the company's financing plans ; (ii) trends affecting the company's financial condition or results of operations ; (iii) the company's growth strategy and operating strategy ; (iv) anticipated financial performance for the quarters and year ended December 31 , 2016 ; and (v) the risk factors disclosed in the Company's periodic reports filed with the SEC . The words "may," "would," "will," "expect," "estimate," "anticipate," "believe," "intend" and similar expressions and variations thereof are intended to identify forward - looking statements . Investors are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the company's ability to control, and that actual results may differ materially from those projected in the forward - looking statements as a result of various factors including the risk factors disclosed in the company's Forms 10 - K and 10 - Q filed with the SEC . Notice to Investors

“ Protecting & managing the mobile needs of a global workforce” • Telecom Lifecycle Management (TLM) • Identity Management (IDM) • Professional Services • Serving U.S. and Global Markets, with Headquarters in McLean, VA ~300 Employees, in North America and the European Community -- Serving Federal, State/Local, and Commercial Enterprise Customers Globally ~ Approximately $75 - $80M+ Forecasted Revenue FYE 2016, 3 year CAGR of 15% WYY Profile and Solution Set IDM TLM Professional Services

WYY Customer Relationships • Fortune 100 Companies • Federal Contractors • Colleges & Universities • Municipalities & Schools • Private & Public Research Organizations • Healthcare Organizations • Banks & Financial Institutions • Airlines • Numerous Federal Agencies

WYY Revenue Drivers 3,000 Telecom Lifecycle Management (TLM) • Optimize Costs & Cost Savings • Stop Fraud Waste & Abuse • ITMS© (Hosted, EDI, Data Mining & Analytics) • OMB 16 - 3 & Other Gov‘t Reg‘s – FED‘s • Globalization (Visibility & Support) Identity Management (IDM) • Protecting Critical Infrastructure From Bad Actors (Authentication) • Derived Credentials, Certificate on Device©, & Internet of Things (IoT) • Federal Information Security Management Act (FISMA) • Secured Global Communications (Trust Chain)

WIDEPOINT HAS THE READY SOLUTIONS THE MARKET NEEDS…. ▪ We have developed a Cost - Effective, Multi - Platform offering leveraging DoD and DHS Federal Government experience ▪ We have aligned with Critical Strategic Partners to bring a Trans - National Solution to Market ▪ We are Merging Experience in Identity Assurance with Device and Communications Management supporting the emerging Internet of Things (IoT) ▪ We have Robust Past Performance with key Federal, State & Local, and Commercial clients ▪ Mobile Workforce expanding faster than any prior technology cycle ▪ Mobile Devices are forcing IT departments to support multiple, disparate platforms ▪ Identity Management & Assurance has become critical to prevent ongoing network breaches ▪ WidePoint’s Technology is production available, scalable and affordable…. MARKET OPPORTUNITY IS ACCELERATING WYY Growth Proposition

WYY – TLM Market Potential Ample Room for Growth & Expansion • Gartner Estimates TLM Market at $6.6 Billion by 2024, featuring a 16% CAGR, Expanded Services Profiles Leveraging Federal Experience to Penetrate Other Agencies • $600M DHS BPA Has Opened Doors - HHS,DOJ, DOI, VA, & Others Commercial Market TLM Success Rate Accelerating • Tier - 1 Customer Focus; MNC Global Coverage Capability Data Analytics Cross Border Capability • Provide Telecom Analytics to over 1.1M Commercial Endpoints

WYY – IDM Market Potential Massive Potential Global IDM Market Opportunity • Forecast $26 Billion Addressable Market by 2022 (15% CAGR) • Surging Use of Mobile Apps & Cloud Services Driving Growth • USG Agencies, Large & Medium - size SI’s “Must - Haves” Multiple Opportunities in Commercial Enterprise Markets • Cert on Device (CoD), Derived Certs, IoT Secured Internet • Major Verticals - Finance, Healthcare, Energy, Transportation Distribution Channel Strategic Partnerships • Samsung, LG, HP, AT&T Incorporate and Utilize our Security Solutions to Accelerate Acceptance/Adoption in Markets

WYY – Near Term Business Wins US Coast Guard • Initial Task Order Imminent; Largest DHS Component • Estimated over 30,000 Smartphone Units, multiple phases of growth and expansion • Expect $10M+ of Profitable Revenues in 2017 ECA PIV - I Private Label • Sole Authorized Provider of this cert for DOD and GSA Usage • Identified Need for 40 million certs for DOD, HIPAA AT&T Internet of Things (IOT) • “Pre - Launch” of 2017/2018 AT&T - Sponsored Initiative • Too Early to Size Opportunity, But It Is “Immense”

WYY Financial Trends & Outlook 0 20 40 60 80 100 120 140 2014 2015 2016 2017 2018 Actual Actual Forecast Estimate Estimate Rev -1 Rev - 15 Rev - 20 Revenue Trends (10%, 15%, 20%) (CAGR – ~15%, ‘13 – ‘15) -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 10.0 2014 2015 2016 2017 2018 Rev - 1e.2 Rev - 15e.2 Rev - 20e.2 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 10.0 12.0 2014 2015 2016 2017 2018 Rev - 1e.25 Rev -15e.25 Rev - 20e.25 OP Income Trends (~GM 20%, 25%) Adjusted EBIDTA – (Model Leverage ‘17 & ‘18)

WYY Investment Differentiators 15+ YEARS PROVEN TRACK RECORD and recognized expertise and experience within both the mobility & identity management marketplace PROPRIETARY leading edge mobility & identity software and processes, including existing U.S. Federal “Authorities to Operate” (“ATOs”) MULTI - YEAR CONTRACT VEHICLES with Federal, State & Local, and Commercial Enterprise Customer Relationships with demonstrated past performance/service PARTNERSHIP STRATEGIES with key telecomm carriers, OE device manufacturers, and technology Companies, for Go - to - Market Penetration and Support CONVERGENCE of Mobile Telecommunications and Secured Identity Authentication – Featuring Mobile Communications Optimization and “Certificate - on - Device”